1
Exhibit
31.1
Certification
Pursuant
to Rule 13a
-14(a) or Rule
15d-14(a) of
the Securities
Exchange
Act of 1934,
As Adopted
Pursuant
to Section 302
of the Sarbanes-Oxley
Act of 2002
I, Sherman
L. Miller,
certify that:
1.
I have
reviewed this
Annual
Report
on Form 10-K of Cal-Maine
Foods, Inc.;
2.
Based on
my knowledge,
this report
does not
contain
any untrue
statement
of a material fact
or omit to
state a material
fact
necessary to
make the
statements
made, in light
of the circumstances
under which
such statements
were made, not
misleading
with respect
to the
period
covered
by this
report;
3.
Based on
my knowledge,
the financial
statements,
and other
financial
information
included
in this
report, fairly present
in
all material
respects the
financial
condition,
results of operations
and cash
flows of the registrant
as of, and for, the periods
presented
in this
report;
4.
The registrant’s
other certifying
officer(s) and I are responsible
for establishing
and maintaining
disclosure
controls
and
procedures
(as defined
in Exchange
Act Rules 13a
-15(e) and 15d
-15(e)) and internal
control
over financial
reporting
(as
defined
in Exchange
Act Rules 13a-15(f)
and 15d
-15(f)) for the registrant and
have:
(a) Designed
such disclosure
controls
and procedures,
or caused such
disclosure
controls
and procedures
to be designed
under our
supervision,
to ensure
that material
information
relating
to the
registrant,
including
its consolidated
subsidiaries,
is made known
to us by
others within
those entities,
particularly
during
the period
in which
this report
is
being
prepared;
(b) Designed such
internal
control
over financial
reporting,
or caused such
internal
control
over financial
reporting
to be
designed
under our
supervision,
to provide
reasonable
assurance regarding
the reliability
of financial
reporting
and the
preparation
of financial
statements
for external
purposes
in accordance
with generally
accepted
accounting
principles;
(c) Evaluated
the effectiveness
of the registrant’s
disclosure
controls
and procedures
and presented
in this
report our
conclusions
about the effectiveness
of the disclosure
controls and
procedures,
as of the
end of the period
covered by
this
report based on such evaluation; and
(d)
Disclosed
in this
report any
change
in the
registrant’s
internal
control
over financial
reporting
that occurred
during
the
registrant’s
most recent
fiscal quarter
(the registrant’s
fourth fiscal
quarter in
the case of an
annual
report) that
has
materially
affected, or is reasonably
likely
to materially
affect, the registrant’s
internal
control
over financial
reporting;
and
5.
The registrant’s
other certifying
officer(s) and
I have disclosed,
based on our most
recent evaluation
of internal control
over
financial
reporting,
to the
registrant’s
auditors
and the
audit
committee
of the registrant’s
board of directors
(or persons
performing the
equivalent
functions):
(a) All significant
deficiencies
and material
weaknesses in
the design
or operation
of internal
control
over financial
reporting which
are reasonably
likely to adversely
affect the registrant’s
ability
to record, process,
summarize and
report
financial
information;
and
(b) Any fraud, whether
or not
material, that
involves
management
or other employees
who have
a significant
role in the
registrant’s
internal
control
over financial
reporting.
/s/ Sherman
L. Miller
Sherman
L. Miller
President
and Chief
Executive
Officer
Date:
July 22,
2026